UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23067

(Investment Company Act File Number)

RiverNorth Specialty Finance Corporation
(Exact Name of Registrant as Specified In Charter)

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address Of Agent For Service)

(312) 832-1440

(Registrant's Telephone Number)

Date of Fiscal Year end: June 30

Date of Reporting Period: June 30, 2022

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

6.30.2022

Annual Report

RIVERNORTH SPECIALTY FINANCE CORPORATION (RSF)

RN

RiverNorth Specialty Finance Corporation
Table of Contents

Shareholder Letter	2
Performance Overview	4
Summary Schedule of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	22
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	37
Dividend Reinvestment Plan	38
Summary of Updated Information Regarding the Fund	40
Directors & Officers	76
Additional Information	84

RiverNorth Specialty Finance Corporation
Shareholder Letter	June 30, 2022 (Unaudited)

Dear Fellow Shareholders,

Last year, we started off our shareholder letters with the following sentence: “The economic environment in the U.S. has changed meaningfully relative to a year ago.” Those words were written as the global economy was sharply rebounding from the depths of the COVID-19 pandemic. For different reasons, those words ring true again as we pen this year’s annual letter.

Inflation is running at levels we haven’t seen in decades. Interest rates are ratcheting up accordingly. The Federal Reserve (“Fed”) is aggressively hiking short term rates to slow the pace of rising prices while implementing its plan to reduce the size of its balance sheet which had grown by several trillion dollars while fighting the economic effects of the pandemic.

While financial pundits debate the probability of aggressive Fed monetary policy throwing the U.S. economy into a recession, higher long-term rates have thrown some cold water on the red-hot U.S. residential real estate market.

Add geopolitical uncertainty to the mix, mainly from the Russian invasion of Ukraine, and it’s no surprise that broad based equity and fixed income asset classes have experienced steep losses over the past several months. Many fixed income indices have experienced the worst start to a calendar year EVER. A common theme surrounding recent market performance has been, “no place to hide,” as assets across the risk spectrum have experienced significant volatility.

RiverNorth’s investment strategies have historically benefitted from volatility. We believe the asset classes we specialize in including closed-end funds (“CEFs”), business development companies (“BDCs”) and special-purpose acquisition companies (“SPACs”) tend to be under-followed, less-liquid, and misunderstood by the general investing public. Our view is that those characteristics, combined with volatility, may create opportunities to add value through our trading strategies. After reaching fully valued levels last summer, we are seeing attractive discounts again in both CEFs and BDCs. After record issuance in 2020 and Q1 2021, the SPAC market has cooled considerably. While these developments sound negative on the surface, we believe that they may create opportunity for RiverNorth. Last, but not least, we believe the relationship with Square Capital may provide RSF with exposure to a unique, uncorrelated asset class that has weathered the fixed income storm to date.

Combined with our efforts to grow the Fund's net asset value ("NAV") through prudent and opportunistic portfolio management, RiverNorth utilizes its 18+ years of experience in researching and trading CEFs to design the structure of our listed CEFs. To that end, our objective is to set a level distribution policy that may appeal to investors. We also utilize our CEF capital markets experience as we strive to optimize the Fund’s use of leverage, especially considering the interest rate volatility mentioned at the top of this letter.

Overall, we remain optimistic about the Fund’s portfolio and prospects looking forward, especially relative to other fixed income asset classes.

We are pleased to provide you with the following 2022 Annual Report.

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgement and are subject to change.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Shareholder Letter	June 30, 2022 (Unaudited)

DEFINITIONS

Square Capital is an invitation-only advance on the sales that retailers make through Square's point of sales system. It's essentially a merchant cash advance, meaning that you pay a fixed fee rather than interest and repay the funds with a percentage of your daily sales.

Business Development Companies (BDC) are organizations that invests in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Special Purpose Acquisition Companies (SPAC) are publicly traded companies that raises a blind pool capital through an initial public offering (“IPO”) for the purpose of acquiring an existing company.

Annual Report | June 30, 2022	3

RiverNorth Specialty Finance Corporation
Performance Overview	June 30, 2022 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The investment objective of the RiverNorth Specialty Finance Corporation (“the Fund”) is to seek a high level of current income. The Fund seeks to achieve its investment objective by investing in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's investment adviser, RiverNorth Capital Management, LLC (the "Adviser") believes offer attractive opportunities for income. The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange traded funds and registered closed-end funds.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

PERFORMANCE as of June 30, 2022

	Cumulative	Annualized
TOTAL RETURN(1)	6 Months	1 Year	3 Year(3)	5 Year	Since Inception(2)(3)
RiverNorth Specialty Finance Corporation - NAV(4)	-4.83%	-0.86%	4.72%	3.50%	4.00%
RiverNorth Specialty Finance Corporation - Market Price(5)	-1.06%	0.00%	7.44%(7)	4.05%	4.49%(7)
Bloomberg U.S. Aggregate Bond Index(6)	-10.35%	-10.29%	-0.93%	0.88%	0.65%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on September 22, 2016.
(3)	Annualized.
(4)	Performance returns are net of management fees and other Fund expenses.
(5)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its net asset value (“NAV”).
(6)	The index is an unmanaged index of investment grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.
(7)	The Fund began trading on the New York Stock Exchange (“NYSE”) on June 12, 2019 under the ticker symbol RSF. Formerly the Fund was known as RMPLX and was purchased directly. Market price returns are a blend of the NAV return until June 11, 2019 combined with the market price return thereafter.

Effective as of May 22, 2020, the Fund changed its investment strategy from, under normal market conditions, investing at least 80% of its Managed Assets in marketplace lending investments to, under normal market conditions, investing directly or indirectly in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's Adviser believes offer attractive opportunities for income.

The total annual expense ratio as a percentage of net assets attributable to common shares for the year ended June 30, 2022 was 3.05% (excluding interest expense on loan payable and dividends to redeemable preferred stock). Including interest expense on loan payable and dividends to redeemable preferred stock, the expense ratio was 7.74% for the year ended June 30, 2022.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 844.569.4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Other fees and expenses are applicable to an investment in this Fund.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Performance Overview	June 30, 2022 (Unaudited)

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

The first few months of the period witnessed a continuation of the strong performance of risk assets from the depths of the pandemic lows set in 2020. Sentiment around inflation and interest rates changed dramatically in the fall of 2021 creating an environment of fixed income volatility that continued through the end of the fiscal year. The Fund’s allocation to under-followed, unique specialty finance assets such as small business whole loans, and BDCs contributed positively to performance over the year. Exposure to investment company debt ("ICD") and CEF NAVs detracted from performance over the period.

HOW WAS THE FUND POSITIONED AT THE END OF THE PERIOD?

The Fund allocated 44% of its portfolio to small business whole loans originated by Square Capital. This is a unique, high income, short duration asset that we believe adds a strong degree of diversification to a portfolio of more traditional fixed income assets. Additionally, the Fund had 28% of its assets in ICD, 12% in SPACs and ~10% in CEFs and business development companies (BDCs).

DEFINITIONS

Duration is a measure of the sensitivity of the price of a fixed income investment to a change in interest rates. Duration is expressed as a number of years.

Investment Company Debt (ICD) are non-equity securities. Notes typically obligate issuers to repay creditor the principal loan, in addition to any interest payments, at a predetermined date.

Special Purpose Acquisition Companies (SPAC) are companies with no commercial operations that is formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.

Square Capital is an invitation-only advance on the sales that retailers make through Square's point of sales system. It's essentially a merchant cash advance, meaning that you pay a fixed fee rather than interest and repay the funds with a percentage of your daily sales.

Business Development Companies (BDC) are organizations that invests in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Annual Report | June 30, 2022	5

RiverNorth Specialty Finance Corporation
Performance Overview	June 30, 2022 (Unaudited)

GROWTH OF A HYPOTHETICAL $1,000,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $1,000,000 investment assuming the purchase of common shares at the NAV of $25.00 on September 22, 2016 (commencement of operations) and tracking its progress through June 30, 2022.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

TOP TEN HOLDINGS* as of June 30, 2022

% of Net Assets
First Eagle Alternative Capital BDC, Inc.	8.02%
New Mountain Finance Corp.	6.54%
XAI Octagon Floating Rate Alternative Income Term Trust	6.52%
Apollo Investment Corp.	5.33%
PennantPark Floating Rate Capital, Ltd.	5.07%
FS KKR Capital Corp.	3.98%
Oxford Square Capital Corp.	3.22%
Business Development Corp. of America	3.18%
Bain Capital Specialty Finance, Inc.	2.99%
Barings BDC, Inc.	2.55%
47.40%

*	Holdings are subject to change and exclude short-term investments.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Performance Overview	June 30, 2022 (Unaudited)

ASSET ALLOCATION as of June 30, 2022^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund and do not include derivatives.

Annual Report | June 30, 2022	7

RiverNorth Specialty Finance Corporation
Summary Schedule of Investments	June 30, 2022

Shares	Description	Value
CLOSED-END FUNDS (10.50%)
23,304	Apollo Senior Floating Rate Fund, Inc.	$298,990
39,280	Barings Global Short Duration High Yield Fund	511,033
36,414	BlackRock Debt Strategies Fund, Inc.	332,824
56,636	Blackstone Long-Short Credit Income Fund	651,314
49,131	Blackstone/GSO Senior Floating Rate Term Fund	653,442
101,960	BNY Mellon High Yield Strategies Fund	231,449
138,422	Eaton Vance Senior Income Trust	755,784
43,464	First Trust High Yield Opportunities 2027 Term Fund	631,533
9,188	Flaherty & Crumrine Preferred and Income Opportunity Fund, Inc.	87,470
24,061	Invesco Dynamic Credit Opportunities Fund	270,210
25,101	Invesco High Income Trust II	262,305
190,071	Nuveen Credit Strategies Income Fund	988,369
45,727	Nuveen Preferred & Income Securities Fund	331,979
65,503	Nuveen Senior Income Fund	313,759
45,444	PIMCO Dynamic Income Opportunities Fund	629,399
4,600	Pioneer Floating Rate Trust	40,848
7,836	Western Asset High Income Opportunity Fund, Inc.	31,031

TOTAL CLOSED-END FUNDS
(Cost $7,829,803)		7,021,739

Shares	Description	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (25.56%)
3,372	26 Capital Acquisition Corp.(a)	33,079
3,532	ABG Acquisition Corp. I(a)	34,578
11,871	Ace Global Business Acquisition, Ltd.(a)	122,271
1,321	Advanced Merger Partners, Inc.(a)	12,920
892	African Gold Acquisition Corp.(a)	8,733
13,790	Aries I Acquisition Corp.(a)	139,160
21,240	Astrea Acquisition Corp.(a)	207,727
25,584	Athlon Acquisition Corp.(a)	251,235
8,850	Atlas Crest Investment Corp. II(a)	86,819
1,348	Authentic Equity Acquisition Corp.(a)	13,278
1,113	B Riley Principal 250 Merger Corp.(a)	10,863
182,849	Barings BDC, Inc.	1,702,324
11,312	Big Sky Growth Partners, Inc.(a)	110,179
21,998	Biotech Acquisition Co.(a)	217,780
26,682	Bite Acquisition Corp.(a)	261,750
22,124	Blue Safari Group Acquisition Corp.(a)	223,895
375	BlueRiver Acquisition Corp.(a)	3,686
4,980	CC Neuberger Principal Holdings III(a)	49,003
7,517	Clarim Acquisition Corp.(a)	73,817
3,372	Class Acceleration Corp.(a)	33,113
3,571	Colicity, Inc.(a)	35,046
12,979	Coliseum Acquisition Corp.(a)	126,286

See Notes to Financial Statements.
8	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary Schedule of Investments	June 30, 2022

Shares	Description	Value
18,809	Colombier Acquisition Corp.(a)	$182,447
9,849	Corazon Capital V838 Monoceros Corp.(a)	96,323
19,120	Corsair Partnering Corp.(a)	185,082
9,144	COVA Acquisition Corp.(a)	89,840
1,135	D & Z Media Acquisition Corp.(a)	11,135
16,697	Data Knights Acquisition Corp.(a)	171,144
138	Deep Lake Capital Acquisition Corp.(a)	1,358
35,466	DHC Acquisition Corp.(a)	347,567
227	DiamondHead Holdings Corp.(a)	2,231
22,495	DILA Capital Acquisition Corp.(a)	221,126
674	Edify Acquisition Corp.(a)	6,605
15,284	Elliott Opportunity II Corp.(a)	148,560
9,396	EQ Health Acquisition Corp.(a)	92,363
849	FinTech Acquisition Corp. VI(a)	8,329
3,546	Fintech Evolution Acquisition Group(a)	34,751
470,572	First Eagle Alternative Capital BDC, Inc.	1,665,825
8,854	Flame Acquisition Corp.(a)	86,681
18,576	Fortistar Sustainable Solutions Corp.(a)	182,231
3,175	Fortress Value Acquisition Corp. III(a)	31,210
6,759	FoxWayne Enterprises Acquisition Corp.(a)	68,536
21,852	Frontier Investment Corp.(a)	211,964
17,871	Fusion Acquisition Corp. II(a)	175,315
11,247	G Squared Ascend II, Inc.(a)	110,333
21,852	G3 VRM Acquisition Corp.(a)	221,907
22,064	GigInternational1, Inc.(a)	221,743
11,064	Global Consumer Acquisition Corp.(a)	111,636
22,188	Goal Acquisitions Corp.(a)	217,221
22,453	Golden Path Acquisition Corp.(a)	227,000
60,293	Goldenbridge Acquisition, Ltd.(a)	611,370
5,052	Gores Holdings VII, Inc.(a)	49,459
22,295	Graf Acquisition Corp. IV(a)	216,484
52,500	Grayscale Bitcoin Trust BTC(a)	633,150
14,584	Hennessy Capital Investment Corp. V(a)	143,215
7,518	Ignyte Acquisition Corp.(a)	74,127
9,398	ITHAX Acquisition Corp.(a)	93,604
4,602	Jack Creek Investment Corp.(a)	45,238
30,825	Kalera PLC(a)	123,608
8,663	Khosla Ventures Acquisition Co. III(a)	84,291
8,972	Lakeshore Acquisition I Corp.(a)	89,002
34,075	LMF Acquisition Opportunities, Inc.(a)	346,202
19,119	Macondray Capital Acquisition Corp. I(a)	190,234
12,687	Maquia Capital Acquisition Corp.(a)	129,661
1,383	Marlin Technology Corp.(a)	13,650
35,900	MDH Acquisition Corp.(a)	352,897
17,694	Medicus Sciences Acquisition Corp.(a)	173,047
20,604	Model Performance Acquisition Corp.(a)	209,955

See Notes to Financial Statements.
Annual Report | June 30, 2022	9

RiverNorth Specialty Finance Corporation
Summary Schedule of Investments	June 30, 2022

Shares	Description	Value
1,362	Monument Circle Acquisition Corp.(a)	$13,375
10,597	Moringa Acquisition Corp.(a)	104,063
22,109	Mountain Crest Acquisition Corp. III(a)	217,995
15,335	Mountain Crest Acquisition Corp. IV(a)	151,050
351	New Vista Acquisition Corp.(a)	3,447
26,925	Noble Rock Acquisition Corp.(a)	264,404
18,503	Nocturne Acquisition Corp.(a)	188,546
11,499	North Atlantic Acquisition Corp.(a)	113,150
19,090	Northern Lights Acquisition Corp.(a)	202,545
22,253	OceanTech Acquisitions I Corp.(a)	224,310
19,334	Orion Biotech Opportunities Corp.(a)	188,217
22,062	Osiris Acquisition Corp.(a)	214,884
10,138	Oyster Enterprises Acquisition Corp.(a)	99,454
353	Pivotal Investment Corp. III(a)	3,463
5,556	Post Holdings Partnering Corp.(a)	53,893
14,127	Priveterra Acquisition Corp.(a)	138,586
17,658	Progress Acquisition Corp.(a)	174,461
64,011	Quantum FinTech Acquisition Corp.(a)	629,227
730	RMG Acquisition Corp. III(a)	7,176
18,714	ScION Tech Growth II(a)	183,397
22,252	Senior Connect Acquisition Corp. I(a)	218,960
15,334	Shelter Acquisition Corp. I(a)	150,733
21,054	SPK Acquisition Corp.(a)	210,540
26,494	SportsTek Acquisition Corp.(a)	259,111
7,068	Tailwind International Acquisition Corp.(a)	69,341
14,297	Twelve Seas Investment Co. II(a)	139,682
35,317	Venus Acquisition Corp.(a)	360,939
3,758	Z-Work Acquisition Corp.(a)	36,979

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $17,521,724)		17,089,127

Principal Amount/ Shares	Description	Rate	Maturity Date	Value
BUSINESS DEVELOPMENT COMPANY NOTES (45.09%)
3,706,000	Apollo Investment Corp.	5.250%	03/03/25	$3,566,204
2,000,000	Bain Capital Specialty Finance, Inc.	8.500%	06/10/23	2,000,000
2,200,000	Business Development Corp. of America	4.850%	12/15/24	2,127,421
160,227	First Eagle Alternative Capital BDC, Inc.	5.000%	05/25/26	3,693,232
2,800,000	FS KKR Capital Corp.(a)	4.125%	02/01/25	2,657,840
1,406,000	FS KKR Capital Corp. II	4.250%	02/14/25	1,326,816
4,370,661	New Mountain Finance Corp.	5.750%	08/15/23	4,375,031
5,409	Oxford Square Capital Corp.	6.250%	04/30/26	137,226
80,682	Oxford Square Capital Corp.	6.500%	03/30/24	2,017,050
3,770,000	PennantPark Floating Rate Capital, Ltd.	4.250%	04/01/26	3,387,039

See Notes to Financial Statements.
10	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary Schedule of Investments	June 30, 2022

Principal Amount/ Shares	Description	Rate	Maturity Date	Value
20,000	Trinity Capital, Inc.	7.000%	01/16/25	$501,000
172,899	XAI Octagon Floating Rate Alternative Income Term Trust	6.500%	03/31/26	4,357,055

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $30,717,526)				30,145,914

Principal Amount	Description	Rate	Maturity Date	Value
SMALL BUSINESS LOANS (71.33)(c)(d)(e)(f)
	Square		4/4/2018-
55,263,009		4.21%	12/26/2023	47,697,567

TOTAL SMALL BUSINESS LOANS
(Cost $53,247,034)				47,697,567

Shares	Description	Value
WARRANTS (0.16%)
1,686	26 Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	506
11,871	Ace Global Business Acquisition, Ltd., Strike Price $11.50, Expires 12/31/2027	484
220	Advanced Merger Partners, Inc., Strike Price $11.50, Expires 06/30/2026	46
669	African Gold Acquisition Corp., Strike Price $11.50, Expires 03/13/2028	53
1,686	Alpha Tau Medical, Ltd., Strike Price $11.50, Expires 03/07/2027	811
6,895	Aries I Acquisition Corp., Strike Price $11.50, Expires 05/07/2023	1,130
10,620	Astrea Acquisition Corp., Strike Price $11.50, Expires 01/13/2026	797
12,792	Athlon Acquisition Corp., Strike Price $11.50, Expires 03/05/2026	1,479
5,710	Austerlitz Acquisition Corp. I, Strike Price $11.50, Expires 02/19/2026	1,569
9,292	Austerlitz Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2027	1,138
674	Authentic Equity Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	67
2,828	Big Sky Growth Partners, Inc., Strike Price $11.50, Expires 02/26/2023	611
10,999	Biotech Acquisition Co., Strike Price $11.50, Expires 11/30/2027	990

See Notes to Financial Statements.
Annual Report | June 30, 2022	11

RiverNorth Specialty Finance Corporation
Summary Schedule of Investments	June 30, 2022

Shares	Description	Value
18,794	Brookeline Capital Acquisition Corp., Strike Price $11.50, Expires 08/31/2027	$2,067
13,341	Bite Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,169
22,124	Blue Safari Group Acquisition Corp., Strike Price $0.01, Expires 09/24/2026	2,212
125	BlueRiver Acquisition Corp., Strike Price $11.50, Expires 01/04/2026	11
996	CC Neuberger Principal Holdings III, Strike Price $11.50, Expires 12/31/2027	299
4,520	Churchill Capital Corp. VI, Strike Price $11.50, Expires 12/31/2027	1,537
4,661	Churchill Capital Corp. VII, Strike Price $11.50, Expires 02/29/2028	1,620
2,505	Clarim Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	276
1,686	Class Acceleration Corp., Strike Price $11.50, Expires 03/31/2028	126
714	Colicity, Inc., Strike Price $11.50, Expires 12/31/2027	155
4,326	Coliseum Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	433
6,269	Colombier Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	627
3,283	Corazon Capital V838 Monoceros Corp., Strike Price $11.50, Expires 12/31/2028	263
7,168	Corner Growth Acquisition Corp. 2, Strike Price $11.50, Expires 03/01/2023	860
6,373	Corsair Partnering Corp., Strike Price $11.50, Expires 12/31/2027	1,275
4,572	COVA Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	459
378	D & Z Media Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	38
16,697	Data Knights Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	666
69	Deep Lake Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	6
9,445	Delwinds Insurance Acquisition Corp., Strike Price $11.50, Expires 08/01/2027	1,983
11,822	DHC Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	864
56	DiamondHead Holdings Corp., Strike Price $11.50, Expires 01/28/2028	5
22,495	DILA Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	2,700

See Notes to Financial Statements.
12	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary Schedule of Investments	June 30, 2022

Shares	Description	Value
337	Edify Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	$34
3,821	Elliott Opportunity II Corp., Strike Price $11.50, Expires 02/19/2023	995
4,698	EQ Health Acquisition Corp., Strike Price $11.50, Expires 02/02/2028	442
1,182	Fintech Evolution Acquisition Group, Strike Price $11.50, Expires 03/31/2028	107
4,427	Flame Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	708
9,288	Fortistar Sustainable Solutions Corp., Strike Price $11.50, Expires 12/31/2027	1,161
634	Fortress Value Acquisition Corp. III, Strike Price $11.50, Expires 12/31/2027	114
6,759	FoxWayne Enterprises Acquisition Corp., Strike Price $11.50, Expires 01/12/2026	345
7,284	Frontier Investment Corp., Strike Price $11.50, Expires 12/31/2026	512
5,957	Fusion Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2027	566
3,749	G Squared Ascend II, Inc., Strike Price $11.50, Expires 12/31/2026	412
21,852	G3 VRM Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	1,748
11,032	GigInternational1, Inc., Strike Price $11.50, Expires 12/31/2028	607
5,532	Global Consumer Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	581
9,796	Global SPAC Partners Co., Strike Price $11.50, Expires 11/30/2027	882
22,188	Goal Acquisitions Corp., Strike Price $11.50, Expires 01/31/2027	2,219
44,906	Golden Path Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	5,984
120,586	Goldenbridge Acquisition, Ltd., Strike Price $0.01, Expires 12/31/2049	10,553
4,459	Graf Acquisition Corp. IV, Strike Price $11.50, Expires 05/31/2028	1,159
3,646	Hennessy Capital Investment Corp. V, Strike Price $11.50, Expires 01/11/2026	693
3,759	Ignyte Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	564
4,699	ITHAX Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,363
2,301	Jack Creek Investment Corp., Strike Price $11.50, Expires 12/31/2027	184

See Notes to Financial Statements.
Annual Report | June 30, 2022	13

RiverNorth Specialty Finance Corporation
Summary Schedule of Investments	June 30, 2022

Shares	Description	Value
5,771	Jaws Mustang Acquisition Corp., Strike Price $11.50, Expires 01/30/2026	$1,448
6,729	Lakeshore Acquisition I Corp., Strike Price $11.50, Expires 04/30/2028	1,682
34,075	LMF Acquisition Opportunities, Inc., Strike Price $11.50, Expires 01/31/2027	3,834
6,373	Macondray Capital Acquisition Corp. I, Strike Price $11.50, Expires 05/17/2026	637
3,606	Maquia Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	317
461	Marlin Technology Corp., Strike Price $11.50, Expires 03/05/2026	51
17,950	MDH Acquisition Corp., Strike Price $11.50, Expires 02/02/2028	1,508
1,966	Medicus Sciences Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	354
30,906	Model Performance Acquisition Corp., Strike Price $11.50, Expires 04/29/2026	3,090
681	Monument Circle Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	68
5,298	Moringa Acquisition Corp., Strike Price $11.50, Expires 02/10/2026	557
22,109	Mountain Crest Acquisition Corp. III, Strike Price $0.01, Expires 05/15/2026	3,316
15,335	Mountain Crest Acquisition Corp. IV, Strike Price $0.01, Expires 06/30/2026	2,607
117	New Vista Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	13
8,975	Noble Rock Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	816
18,503	Nocturne Acquisition Corp., Strike Price $0.01, Expires 12/29/2025	594
3,833	North Atlantic Acquisition Corp., Strike Price $11.50, Expires 10/20/2025	479
9,545	Northern Lights Acquisition Corp., Strike Price $11.50, Expires 12/02/2022	2,195
22,253	OceanTech Acquisitions I Corp., Strike Price $11.50, Expires 05/10/2026	2,226
3,866	Orion Biotech Opportunities Corp., Strike Price $11.50, Expires 12/31/2027	581
11,031	Osiris Acquisition Corp., Strike Price $11.50, Expires 05/01/2028	1,886
5,069	Oyster Enterprises Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	649
70	Pivotal Investment Corp. III, Strike Price $11.50, Expires 12/31/2027	6

See Notes to Financial Statements.
14	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary Schedule of Investments	June 30, 2022

Shares	Description	Value
1,852	Post Holdings Partnering Corp., Strike Price $11.50, Expires 02/09/2023	$509
3,677	Prenetics Global, Ltd., Strike Price $11.50, Expires 12/31/2026	662
4,709	Priveterra Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	706
8,829	Progress Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	949
64,011	Quantum FinTech Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	4,475
146	RMG Acquisition Corp. III, Strike Price $11.50, Expires 12/31/2027	12
6,238	ScION Tech Growth II, Strike Price $11.50, Expires 01/28/2026	659
11,126	Senior Connect Acquisition Corp. I, Strike Price $11.50, Expires 12/31/2027	779
7,667	Shelter Acquisition Corp. I, Strike Price $11.50, Expires 12/31/2027	1,380
21,054	SPK Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	421
13,247	SportsTek Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	530
2,356	Tailwind International Acquisition Corp., Strike Price $11.50, Expires 03/01/2028	188
4,765	Twelve Seas Investment Co. II, Strike Price $11.50, Expires 03/02/2028	381
70,634	Venus Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	4,592
2,212	VEW AG, Strike Price $11.50, Expires 02/28/2026	310
1,252	Z-Work Acquisition Corp., Strike Price $11.50, Expires 01/04/2026	125

TOTAL WARRANTS
(Cost $613,820)		106,857

Shares	Description	Value
SHORT-TERM INVESTMENTS (7.63%)
5,098,580	State Street Institutional Trust (7 Day Yield 1.03%)	5,098,580

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,098,580)		5,098,580

TOTAL INVESTMENTS (160.27%)
(Cost $115,028,487)		$107,159,784

Liabilities in Excess of Other Assets (-60.27%)		(40,298,874)
NET ASSETS (100.00%)		$66,860,910

See Notes to Financial Statements.
Annual Report | June 30, 2022	15

RiverNorth Specialty Finance Corporation
Summary Schedule of Investments	June 30, 2022

(a)	Non-income producing security.
(b)	All or a portion of the security is pledged as collateral for loan payable. As of June 30, 2022 the aggregate market value of those securities was $1,233,997 representing 1.85% of net assets.
(c)	Fair Valued by the Advisor using a discounted cash flow (DCF) methodology.
(d)	Loans are issued at discounts and do not have a stated interest rate. Rate indicated based on projected future cash flows and an implied 18-month final maturity. Actual yield and maturity is dependent on timing of future payments.
(e)	Contains past-due loans. A loan is deemed past-due at June 30, 2022, if the loan borrower has not made its required payment as of the most recent due date. As of June 30, 2022, $1,008,706 of whole loans were past due, which represents 1.51% of net assets.
(f)	Security may be deemed restricted to resale to institutional investors.

See Notes to Financial Statements.
16	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Statement of Assets and Liabilities	June 30, 2022

ASSETS:
Investments in securities:
At cost	$115,028,487
At value	$107,159,784

Receivable for principal repayments	509,513
Receivable for investments sold	343,780
Interest receivable	282,162
Dividends receivable	23,924
Prepaid and other assets	48,143
Total Assets	108,367,306

LIABILITIES:
Series A Term Preferred Stock, net of unamortized deferred offering costs
(Liquidation Preference $41,400,000)	40,757,689
Dividend payable - redeemable preferred stock	310,641
Payable to Adviser, net of waiver	97,433
Payable to fund accounting and administration	60,740
Payable to Transfer agency	8,898
Payable to Directors	126
Payable for Compliance fees	11,649
Payable for Custodian fees	33,027
Payable for Audit fees	89,233
Other payables	136,960
Total Liabilities	41,506,396
Net Assets	$66,860,910

NET ASSETS CONSIST OF:
Paid-in capital	$88,851,931
Total distributable earnings (accumulated deficit)	(21,991,021)
Net Assets	$66,860,910

PRICING OF SHARES:
Net Assets	$66,860,910
Shares of common stock outstanding (40,000,000 of shares authorized, at $0.0001 par value per share)	3,712,041
Net asset value per share	$18.01

See Notes to Financial Statements.
Annual Report | June 30, 2022	17

RiverNorth Specialty Finance Corporation
Statement of Operations	For the Year Ended June 30, 2022

INVESTMENT INCOME:
Interest Income	$10,216,298
Dividend Income	1,832,872
Total Investment Income	12,049,170

EXPENSES:
Dividends to redeemable preferred stock	2,443,032
Investment Adviser fee	1,559,067
Loan service fees	1,012,812
Amortization of preferred stock and credit facility issuance cost	231,931
Accounting and Administration fees	167,659
Director expenses	114,567
Audit expenses	107,083
Legal expenses	68,953
Registration fee	68,264
Transfer agent expenses	67,281
Printing expenses	53,705
Valuation expenses	45,291
Interest expense on loan payable	30,417
Custodian fees	30,043
Compliance expense	25,510
Insurance fee	1,431
Other expenses	93,785
Total expenses before recoupment of previously reimbursed expenses	6,120,831
Recoupment of previously reimbursed expenses	17,448
Net expenses	6,138,279
Net Investment Income	5,910,891

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	145,949
Net realized gain	145,949
Net change in unrealized depreciation on:
Investments	(6,114,000)
Net change in unrealized depreciation	(6,114,000)
Net Realized and Unrealized Loss on Investments	(5,968,051)
Net Decrease in Net Assets Resulting from Operations	$(57,160)

See Notes to Financial Statements.
18	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Statements of Changes in Net Assets

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$5,910,891	$6,689,389
Net realized gain	145,949	3,009,570
Net change in unrealized appreciation/depreciation	(6,114,000)	11,747,900
Net increase/(decrease) in net assets resulting from operations	(57,160)	21,446,859

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(6,245,429)	(4,064,384)
From tax return of capital	(1,410,598)	(4,900,559)
Net decrease in net assets from distributions to shareholders	(7,656,027)	(8,964,943)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	354	–
Cost of shares redeemed	(16,803,916)	(21,853,342)
Net decrease in net assets from capital share transactions	(16,803,562)	(21,853,342)

Net Decrease in Net Assets	(24,516,749)	(9,371,426)

NET ASSETS:
Beginning of period	91,377,659	100,749,085
End of period	$66,860,910	$91,377,659

See Notes to Financial Statements.
Annual Report | June 30, 2022	19

RiverNorth Specialty Finance Corporation
Statement of Cash Flows	For the Year Ended June 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(57,160)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(153,865,110)
Proceeds from disposition and paydowns on investment securities	178,265,485
Amortization of premium and accretion of discount on investments, net	(303,976)
Net proceeds from short-term investment securities	5,215,999
Amortization of preferred share deferred costs	132,283
Net realized (gain)/loss on:
Investments	(145,949)
Net change in unrealized appreciation/depreciation on:
Investments	6,114,000
(Increase)/Decrease in assets:
Interest receivable	190,769
Dividends receivable	50,782
Receivable for principal repayments	(93,438)
Prepaid and other assets	(46,835)
Increase/(Decrease) in liabilities:
Decrease in interest due on loan payable	(3,182)
Dividend payable - redeemable preferred stock	10,775
Payable to Transfer agency	(19,427)
Payable to Adviser	(94,915)
Payable to fund accounting and administration fees	29,490
Payable to Directors and Officers	(1,084)
Payable for Audit fees	5,933
Payable for Compliance fees	11,649
Payable for Custodian fees	19,442
Other payables	30,303
Net cash provided by operating activities	$35,445,834

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on loan payable	$(11,500,000)
Shares redeemed	(16,803,916)
Cash distributions paid	(7,655,673)
Net cash used in financing activities	$(35,959,589)

Net decrease in cash	$(513,755)
Cash, beginning of period	$513,755
Cash, end of period	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest expense and fees for line of credit	$33,599
Reinvestment of distributions	$354

See Notes to Financial Statements.
20	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Specialty Finance Corporation
Financial Highlights	For a share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations
Less distributions:
From net investment income
From tax return of capital
Total distributions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return(b)
Total Return - Market Price(b)
Supplemental Data:
Net assets, end of period (in thousands)

Ratio of expenses to average net assets excluding fee waivers, reimbursements and recoupments

Ratio of expenses to average net assets including fee waivers, reimbursements and recoupments(d)
Ratio of net investment income to average net assets excluding fee waivers, reimbursements and recoupments
Ratio of net investment income to average net assets including fee waivers, reimbursements and recoupments
Portfolio turnover rate
Payable for preferred stock, end of period (in thousands)
Loan payable (in thousands)
Asset coverage per $1,000 of preferred stock(e)
Asset coverage per $1,000 of loan payable(f)
Asset coverage of Cumulative Perpetual Preferred Stock(g)
Involuntary liquidating preference per unit of Series A Cumulative Perpetual Preferred Stock
Average market value per unit of Series A Cumulative Perpetual Preferred Stock

See Notes to Financial Statements.
22	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Financial Highlights	For a share outstanding throughout the periods presented

For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
$20.05	$17.45	$21.45	$23.29	$25.15

1.35	1.32	1.56	2.69	3.12
(1.48)	3.07	(3.22)	(2.54)	(2.46)
(0.13)	4.39	(1.66)	0.15	0.66

(1.54)	(0.98)	–	(1.22)	(2.52)
(0.37)	(0.81)	(2.34)	(0.77)	–
(1.91)	(1.79)	(2.34)	(1.99)	(2.52)
(2.04)	2.60	(4.00)	(1.84)	(1.86)
$18.01	$20.05	$17.45	$21.45	$23.29
$18.03	$19.90	$14.85	$20.40	$–
(0.86%)	27.87%	(8.43%)	0.66%	2.72%
–%	49.13%	(16.84%)	(4.26%)	2.72	%(c)

$66,861	$91,378	$100,749	$178,286	$260,320

7.72%	6.54%	6.74%	5.60%	5.06%

7.74%	6.65%	6.37%	5.65%	4.96%
6.89%	7.34%	7.50%	11.93%	12.34%
6.87%	7.24%	7.86%	11.99%	12.85%
130%	138%	66%	47%	62%
$41,400	$41,400	$41,400	$41,400	$41,400
$–	$11,500	$–	$–	$35,000
2,640	3,214	3,411	5,306	4,407
–	8,946	–	–	9,621
65	–	–	–	–
25.00	–	–	–	–
25.42	–	–	–	–

(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

See Notes to Financial Statements.
Annual Report | June 30, 2022	23

RiverNorth Specialty Finance Corporation
Financial Highlights	For a share outstanding throughout the periods presented

(c)	For periods prior to the Fund's listing on the New York Stock Exchange, NAV returns are disclosed.
(d)	Ratio includes leverage expenses and loan service fees of 4.69%, 3.75%, 3.80%, 3.26% and 2.65%, respectively, that are outside the expense limit.
(e)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings and preferred stock at the end of the period divided by credit facility borrowings and preferred stock outstanding at the end of the period.
(f)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.
(g)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).

See Notes to Financial Statements.
24	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

1. ORGANIZATION

RiverNorth Specialty Finance Corporation (the “Fund”) (formerly known as RiverNorth Marketplace Lending Corporation) was organized as a Maryland corporation on June 9, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares at net asset value (“NAV”), subject to certain conditions. The Fund will not otherwise be required to repurchase or redeem shares at the option of a shareholder. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased.

Effective as of June 12, 2019, the Fund listed its common shares on the NYSE under the ticker symbol “RSF” and has ceased continuously offering shares of its common stock through Quasar Distributors, LLC or the Fund.

The investment objective of the Fund is to seek a high level of current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Adviser believes offer attractive opportunities for income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) 946 – Investment Companies. The financial statements have been prepared as of the close of the NYSE on June 30, 2022.

Common Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open. The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of common shares outstanding.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Annual Report | June 30, 2022	25

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

As of and during the year ended June 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended June 30, 2022, the Fund did not incur any interest or penalties.

Security Valuation: The Fund’s investments are valued at fair value as further described in Note 3.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing or character of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification has no effect on net assets, results of operations or NAVs per share of the Fund.

Investment Income: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis to the extent that such amounts are expected to be collected and include amortization/ accretion of premiums or discounts.

Investment Transactions: The Fund follows industry practice and records security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Small business loans, as an asset class, are not presently traded on a developed secondary market. Therefore, market quotations are not available. Accordingly, all small business loans are fair valued as determined in good faith by the Adviser pursuant to policies and procedures approved by the Board of Directors (the “Board”) and subject to the Board’s oversight. The Fund's holdings in small business loans are fair valued daily by the Adviser using a discounted cash flow methodology. Discounted cash flow is a valuation technique that provides an estimation of the fair value of an asset based on expectations about cash flows that a small business loan would generate over time. In general, the primary inputs of fair value in the small business loan valuation model are expected future default rates, prepayment rates, and the discount rate applied. A discounted cash flow model begins with an estimation of periodic cash flows expected to be generated over a discrete period of time (generally the time remaining until maturity of the loan). The estimated cash flows for each interval period (generally monthly) are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving projected cash flows. Although not exhaustive, discounted cash flow models factor in borrower level data. Loans made to small businesses may incorporate different factors.

Annual Report | June 30, 2022	27

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

The Board will initially and periodically review the methodology used in determining the values of small business loans. The Board will further consider how changes in the markets may affect the factors utilized in the models and the frequency of reevaluation.

Equity securities, including closed-end funds, special purpose acquisition companies, business development companies and business development company notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its mean price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

The following is a summary of the inputs used at June 30, 2022 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$7,021,739	$–	$–	$7,021,739
Special Purpose Acquisition Companies	13,996,405	3,092,722	–	17,089,127
Business Development Company Notes	10,204,563	19,941,351	–	30,145,914
Small Business Loans	–	–	47,697,567	47,697,567
Warrants	106,857	–	–	106,857
Short-Term Investments	5,098,580	–	–	5,098,580
Total	$36,428,144	$23,034,073	$47,697,567	$107,159,784

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of June 30, 2021	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds/ Loan Paydowns	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2022
Small Business Loans	$37,329,611	$–	$–	$(97,409)	$(806,207)	$137,948,730	$(126,677,158)	$–	$–	$47,697,567	$(530,866)
	$37,329,611	$–	$–	$(97,409)	$(806,207)	$137,948,730	$(126,677,158)	$–	$–	$47,697,567	$(530,866)

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2022:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Small Business Loans	$47,697,567	Discounted	Loss-Adjusted	0.00%-32.05%
		Cash Flow	Discount Rate	(8.70%)
			Projected	0.00%-100%
			Loss Rate	(11.99%)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Loss-Adjusted Discount Rate	Decrease	Increase
Projected Loss Rate	Decrease	Increase

4. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

For its services under the Investment Advisory Agreement (“Advisory Agreement”), the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.25% of the average monthly Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. In addition, the Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at 1.95% of the average daily Managed Assets for that period through October 28, 2022. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver if the Fund’s operating expenses, including the recovered expenses, falls below the expense cap. For the year ended June 30, 2022, the Adviser recouped $60,308 of previously reimbursed expenses. These amounts represent expenses previously waived due to the expense cap. In future periods, the Adviser may recoup fees as follows:

Annual Report | June 30, 2022	29

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

Remaining Amount to be Recouped(1) (Expiring by June 30, 2023)	Remaining Amount to be Recouped(1) (Expiring by June 30, 2024)	Remaining Amount to be Recouped(1) (Expiring by June 30, 2025)	Total
$466,167	$58,893	$45,940	$571,000

(1)	Amounts to be recouped are in accordance with the expense limitation agreement, and will not cause the Fund’s total operating expense ratio (excluding loan service fees and leverage costs set forth in the agreement) to exceed 1.95% of the average daily Managed Assets during the year.

ALPS Fund Services, Inc. (“ALPS”) provides the Fund with fund administration and fund accounting services. As compensation for its services to the Fund, ALPS receives an annual fee based on the Fund’s average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. and Millennium Trust Company serve as the Fund's custodians.

DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser, and the Fund has no employees. For their services, the Directors of the Fund who are not employed by the Adviser, receive an annual retainer in the amount of $16,500, and an additional $1,500 for attending each quarterly meeting of the Board. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Directors employed by the Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

The Chief Compliance Officer (“CCO”) of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO's compensation.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

5. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available, and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund's financial statements and does not expect the implementation to have a material impact on the Fund's financial statements.

6. CREDIT AGREEMENT

On November 11, 2020, the Fund entered into a prime brokerage agreement for margin financing with Pershing LLC (“Credit Agreement”). The Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bears interest at the overnight bank funding rate plus 75 basis points for an overnight time.

During the year ended June 30, 2022, the Fund’s average borrowings and interest rate under the Credit Agreement were $3,671,233 and 0.84%, respectively. There was no outstanding balance on the credit facility as of June 30, 2022.

7. TAX BASIS INFORMATION

It is the Fund’s policy to meet the requirements of the IRC applicable to regulated investment companies, and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

Annual Report | June 30, 2022	31

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

The tax character of the distributions paid by the Fund during the fiscal years ended June 30, 2022 and June 30, 2021, was as follows:

	2022	2021
To Common Shareholders
Ordinary Income	$6,245,429	$4,064,384
Return of Capital	1,410,598	4,900,559

To Preferred Shareholders
Ordinary Income	$2,132,391	$2,124,090
Return of Capital	–	–
Total Distributions	$9,788,418	$11,089,033

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended June 30, 2022, certain differences were reclassified. The amounts reclassified did not affect net assets and were primarily related to permanent differences between book and tax accounting. The reclassifications were as follows:

Paid-in capital	Total distributable earnings/(accumulated deficit)
$335,091	$(335,091)

At June 30, 2022, the components of distributable earnings on a tax basis for the Fund was as follows:

Accumulated Capital Loss	$(13,044,956)
Unrealized Depreciation	$(8,635,424)
Cumulative Effect of Other Timing Difference	$(310,641)
Total	$(21,991,021)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
RiverNorth Specialty Finance Corporation	$–	$13,044,956.00

32	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2022, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)		Cost of Investments for Income Tax Purposes
RiverNorth Specialty Finance Corporation	$168,132	$(8,803,556)	$(8,635,424	)$	115,795,208

The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is primarily attributable to wash sales and preferred securities.

As of June 30, 2022, for federal income tax purposes, capital loss carryforwards of $13,044,956 were available to offset future realized capital gains, to the extent provided by the Internal Revenue Code, with no expiration date.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2022, excluding short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
RiverNorth Specialty Finance Corporation	$153,405,560	$179,064,509

9. REDEEMABLE PREFERRED STOCK

At June 30, 2022, the Fund had issued and outstanding 1,656,000 shares of Series A Preferred Stock, listed under trading symbol RMPL on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 1,440,000 and 216,000 shares of Series A Preferred Stock on October 25, 2017 and October 30, 2017, respectively. The Series A Preferred Stock is entitled to a dividend at a rate of 5.875% per year based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series A Preferred Stock is redeemable at $25.00 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 31, 2020. Issuance costs related to Series A Preferred Stock of $1,558,000 are deferred and amortized over the period the Series A Preferred Stock is outstanding.

Annual Report | June 30, 2022	33

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	October 31, 2024	5.875%	1,656,000	$41,400,000	$41,582,160

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

11. REPURCHASE OFFERS

Shares repurchased through quarterly tender offers during the year ended June 30, 2022 were as follows:

Repurchase Offer Date	Cash Payment Date	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Repurchased		Amount of Shares the Fund Repurchased	Percentage of Shares Tendered to Outstanding Shares	Number of Shares Tendered
Fiscal Year Ended 2021
September 14, 2020	October 15, 2020	$17.43	5.00	%(a)	273,138	81.90%	4,474,028
December 7, 2020	January 7, 2021	$18.33	5.00	%(a)	258,135	81.28%	4,200,443
March 8, 2021	April 8, 2021	$19.30	5.00	%(a)	242,315	70.53%	3,422,080
June 7, 2021	July 8, 2021	$20.11	5.00	%(a)	227,380	58.07%	2,645,722
Fiscal Year Ended 2022
September 6, 2021	October 7, 2021	$20.20	5.00	%(a)	216,201	41.29%	1,787,602
December 6, 2021	January 6, 2022	$19.92	5.00	%(a)	205,523	33.75%	1,387,388
March 7, 2022	April 7, 2022	$19.31	5.00	%(a)	195,237	23.33%	911,101

(a)	If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%).

For information regarding the repurchase offer with a repurchase offer date of June 7, 2022, see Note 13.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

12. CAPITAL SHARE TRANSACTIONS

	June 30, 2022	June 30, 2021
Shares Sold	–	–
Shares issued to holders in reinvestment of dividends	19	–
Shares repurchased from Stock Buy Back	–	(155,950)
Shares repurchased from Repurchase Offer	(844,341)	(1,062,329)
Net increase (decrease) in shares	(844,322)	(1,218,279)
Shares outstanding:
Common shares outstanding-beginning of period	4,556,363	5,774,642
Common shares outstanding-end of period	3,712,041	4,556,363

13. CORONAVIRUS (COVID-19) PANDEMIC

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The outbreak was first detected in December 2019 and subsequently spread globally, and since then, the number of cases has fluctuated and new "variants" have been confirmed around the world. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. Although vaccines for COVID-19 have become widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

14. SUBSEQUENT EVENTS

On June 6, 2022, the Fund issued a repurchase offer. On July 7, 2022, 192,627 shares were repurchased based on a NAV per share of $18.06 at July 6, 2022.

Annual Report | June 30, 2022	35

RiverNorth Specialty Finance Corporation
Notes to Financial Statements	June 30, 2022

Subsequent to June 30, 2022, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 14, 2022	July 15, 2022	July 29, 2022	$0.1662
August 16, 2022	August 17, 2022	August 31, 2022	$0.1662

On July 20, 2022, the Board declared a Series A preferred stock dividend in the amount of $0.36719 per share, payable on August 15, 2022 to preferred shareholders of record on August 2, 2022 with an ex date of August 1, 2022.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Report of Independent Registered Public Accounting Firm	June 30, 2022

To the Shareholders and Board of Directors

RiverNorth Specialty Finance Corporation:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of RiverNorth Specialty Finance Corporation (the Fund), including the summary schedule of investments, as of June 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

KPMG LLP

We have served as the Fund's auditor since 2015.

Chicago, Illinois

August 29, 2022

Annual Report | June 30, 2022	37

RiverNorth Specialty Finance Corporation
Dividend Reinvestment Plan	June 30, 2022 (Unaudited)

The Fund has a dividend reinvestment plan, commonly referred to as an “opt-out” plan, (the “Plan”). Unless the registered owner (“Shareholder”) of shares of common stock (“Shares”) elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Shares will be automatically reinvested in additional Shares by the Plan Administrator for Shareholders in the Fund’s Plan. Such reinvested amounts are included in the Fund’s Managed Assets and, therefore, the fees paid under the Management Fee and will be higher than if such amounts had not been reinvested. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Shareholders and may re-invest that cash in additional Shares.

The Plan Administrator will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered. Whenever the Fund declares a Distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount), the Plan Administrator will invest the dividend amount in shares acquired in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner, to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share at the close of business on the last purchase date.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Dividend Reinvestment Plan	June 30, 2022 (Unaudited)

The Plan Administrator maintains all Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Shareholders who receive distributions in the form of Shares generally are subject to the same U.S. federal, state and local tax consequences as Shareholders who elect to receive their distributions in cash and, for this purpose, Shareholders receiving distributions in the form of Shares will generally be treated as receiving distributions equal to the fair market value of the Shares received through the plan; however, since their cash distributions will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested distributions. Participants that request a sale of Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Annual Report | June 30, 2022	39

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated June 30, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The investment objective of the Fund is to seek a high level of current income.

Principal Investment Strategies and Policies

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing, directly or indirectly, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that RiverNorth Capital Management, LLC (the “Adviser”) believes offer attractive opportunities for income. These companies may include, but are not limited to, banks, thrifts, finance companies, lending platforms, business development companies (“BDCs”), real estate investment trusts (“REITs”), special purpose acquisition companies (“SPACs”), private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”)), brokerage and advisory firms, insurance companies and financial holding companies. Together, these types of companies are referred to as “financial institutions.” The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act will be limited to no more than 15% of the Fund’s assets. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange-traded funds and registered closed-end funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset backed securities, exchange-traded notes, loans, including secured and unsecured senior loans, Alternative Credit (as defined below), collateralized loan obligations (“CLOs”) and other structured finance securities, and cash and cash equivalents.

The Fund’s alternative credit investments may be made through a combination of: (i) investing in loans to small and mid-sized companies (“SMEs”); (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit, (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments”). Subject to the limitations in the Fund’s prospectus and SAI, the Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments and the Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s Managed Assets. The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund does not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund does not currently have any intention invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and will provide updated disclosures prior to making such investments. Unless the context suggests otherwise, all references to loans generally in this disclosure refer to Alternative Credit.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

Percentage limitations described within this report regarding the Fund’s investment strategies and policies are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio investments.

Specialty Finance Companies.

Specialty finance companies and other financial companies invest in a wide range of securities and financial instruments, including but not limited to private debt and equity, secured and unsecured debt, trust preferred securities, subordinated debt, and preferred and common equity as well as other equity-linked securities. These various securities offer distinct risk/reward features which may be more or less attractive during different points in the market cycle. Under normal market conditions, the Adviser will invest the Fund’s Managed Assets in specialty finance companies with exposure to some or all of these kinds of securities.

Annual Report | June 30, 2022	41

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities. While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs and REITs.

Alternative Credit.

The Fund intends to primarily invest in whole loans originated by alternative credit platforms.

General. Alternative credit is often referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. In addition, the alternative credit platforms may retain on their balance sheets a portion of the loan portfolios they originate. In alternative credit, loans are originated through online platforms that provide a marketplace that matches small- and mid-sized companies and other borrowers seeking loans with investors willing to provide the funding for such loans. Since its inception, the industry has grown to include substantial involvement of institutional investors. These borrowers may seek such loans for a variety of different purposes, ranging, for example, from loans to fund elective medical procedures to loans for franchise financing. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). The Fund intends to hold its Alternative Credit investments until maturity.

The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. A small number of alternative credit platforms originate a substantial portion of their Alternative Credit investments in the United States. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, the Fund may be unable to deploy its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policies that are generally expected to offer lower returns than the Fund’s target returns from investments in Alternative Credit. The Fund enters into purchase agreements with platforms, which outline, among other things, the terms of the loan purchase, loan servicing, the rights of the Fund to assign the loans and the remedies available to the parties. Although the form of these agreements is similar to those typically available to all investors, institutional investors such as the Fund (unlike individual retail investors) have an opportunity to negotiate some of the terms of the agreement. In particular, the Fund has greater negotiating power related to termination provisions and custody of the Fund’s account(s) relative to other investors due to the restrictions placed on the Fund by the 1940 Act, of which the platforms are aware. Pursuant to such agreements, the platform or a third-party servicer will typically service the loans, collecting payments and distributing them to the Fund, less any servicing fees, and the servicing entity, unless directed by the Fund, typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. The Fund seeks to have a backup servicer in case any platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Alternative Credit.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. In addition, courts have recently considered the regulatory environment applicable to alternative credit platforms and purchasers of Alternative Credit. In light of recent decisions, if upheld and widely applied, certain alternative credit platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans would be subject to diminished returns and/or the platform subject to fines and penalties. As a result, large amounts of Alternative Credit purchased by the Fund (directly or indirectly) could become unenforceable or subject to diminished returns, thereby causing losses for Shareholders.

Alternative Credit and Pass-Through Notes. As noted above, the underlying Alternative Credit origination processes employed by each platform may vary significantly. The principal amount of each loan is advanced to the borrower by a bank (the “funding bank”). The operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders and then issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). As an alternative, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers.

The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or the holders of any related Pass-Through Notes, as applicable.

A platform operator is not obligated to make any payments due on Alternative Credit or Pass-Through Notes (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders and investors assume all of the credit risk on the loans they fund through a Pass-Through Note purchased from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Alternative Credit from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Alternative Credit to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). The Fund itself will not directly enter into any arrangements or contracts with the collection agencies (and, accordingly, the Fund does not currently anticipate it would have, under current law and existing interpretations, substantial risk of liability for the actions of such collection agencies). At the same time, the relatively low principal amounts of Alternative Credit often make it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Alternative Credit may be secured (generally in the case of SME loans and real estate-related loans) or unsecured. For example, real estate Alternative Credit may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure Alternative Credit can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan.

Annual Report | June 30, 2022	43

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Generally, the Alternative Credit in which the Fund invests will fully amortize and will not be interest-only. However, in some sectors (e.g., real estate-related loans), the loans may be interest-only with the principal to be paid at the end of the term. An active secondary market for the Alternative Credit does not currently exist and an active market for the Alternative Credit may not develop in the future. Borrowers of Alternative Credit electronically execute each of the loan documents prepared in connection with the applicable loan, binding the borrower to the terms of the loan, which include the provision that the loan may be transferred to another party.

Asset-Backed Securities. The Fund also may invest in Alternative Credit, through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

Private Investment Funds. The Fund may invest up to 10% of its Managed Assets in private investment funds that invest in Alternative Credit. Under one such fund structure, the platform operator may form (i) an investment fund that offers partnership interests or similar securities to investors on a private placement basis, and (ii) a subsidiary that acts as the investment fund’s general partner and investment manager. The investment fund then applies its investors’ funds to purchase Alternative Credit originated on the platform (or portions thereof) from the operator. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Alternative Credit and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Alternative Credit through the private investment fund rather than directly from the operator of the platform.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Other Investments in Alternative Credit Instruments. The Fund may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling the Fund, as a shareholder, to a share in the company’s success through dividends and/or capital appreciation. A debt investment made by the Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Fund to a platform operator. The Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents.

The Fund also may wholly-own or otherwise control certain pooled investment vehicles which hold Alternative Credit and/or other Alternative Credit Instruments, which pooled investment vehicle may be formed and managed by the Adviser (a “Subsidiary”). Each Subsidiary may invest in Alternative Credit and other instruments that the Fund may hold directly. As of the date of this report, the Fund did not own any Subsidiaries.

Business Development Companies.

BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. Oftentimes, financing a BDC includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund invests primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund is not limited with respect to the specific types of BDCs in which it invests. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Annual Report | June 30, 2022	45

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Closed-End Funds.

Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. The Fund may also invest in shares of closed-end funds that are not listed on an exchange. Such non-listed closed-end funds are subject to certain restrictions on redemptions and no secondary market exists. As a result, such investments should be considered illiquid. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

REITs and Other Mortgage-Related Securities.

REITs are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. REIT shares are typically listed for trading in the secondary market on a U.S. securities exchange. REITs can generally be classified as “Mortgage REITs,” “Equity REITs” and “Hybrid REITs.” Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund focuses its Mortgage REIT investments in companies that invest primarily in U.S. Agency, prime-rated and commercial mortgage securities. U.S. Agency securities include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents, royalties and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Some REITs which are classified as Equity REITs provide specialized financing solutions to their clients in the form of sale-lease back transactions and triple net lease financing. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. Similar to BDCs, the securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. To the extent, however, the Fund designates dividends it pays to its shareholders as “section 199A dividends” such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The Fund invests primarily in REIT shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of REIT shares or invest in certain debt instruments issued by REITs. The Fund is not limited with respect to the specific types of REITs in which it invests. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

Other mortgage-related securities in which the Fund may invest include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

The Fund also may invest in mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

In addition, the Fund may invest in other types of asset-backed securities that are offered in the marketplace. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the underlying assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Annual Report | June 30, 2022	47

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Special Purpose Acquisition Companies (SPACs).

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Private Investment Funds.

Private Investment Funds may require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in private investment funds, the Fund can offer shareholders access to certain asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to private investment funds on terms consistent with those offered to similarly-sized institutional investors. Furthermore, the Fund believes that investments in private investment funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Collateralized Loan Obligations.

CLOs are securitization vehicles that pool a diverse portfolio of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 to 5 years). In cash flow CLOs, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

CLOs fund the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s Rating Group, or “S&P,” and/or Fitch, Inc., or “Fitch.” The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 to 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

Other Financial Companies.

The principal industry groups of financial companies include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies. Banks and savings institutions provide services to customers such as demand, savings and time deposit accounts and a variety of lending and related services. Brokerage firms provide services to customers in connection with the purchase and sale of securities. Investment management companies provide investment advisory and related services to retail customers, high net-worth individuals and institutions. Insurance companies provide a wide range of commercial, life, health, disability, personal property and casualty insurance products and services to businesses, governmental units, associations and individuals.

Equity Securities.

Equity securities may include common stocks that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a company, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company’s remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies such as issuing securities to management. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Investment Grade Debt Securities.

Investment grade bonds of varying maturities issued by governments, corporations and other business entities are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as by governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Annual Report | June 30, 2022	49

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Non-Investment Grade Debt Securities.

Fixed income securities of below-investment grade quality are commonly referred to as “high-yield” or “junk” bonds. Generally, such lower quality debt securities offer a higher current yield than is offered by higher quality debt securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Below-investment grade debt securities are rated below “Baa” by Moody’s Investors Services, Inc., below “BBB” by Standard & Poor’s Ratings Group, a division of The McGraw Hill Companies, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Advisor.

Mortgage-Back Securities.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or “PO,” security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or “IO,” security receives interest payments from the same underlying mortgage.

Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the prepayments for reinvestment.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products.

Asset-Backed Securities.

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Other Securities.

New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

Use of Leverage

As of the date of the Fund’s prospectus, the Fund utilized, and intends to continue to utilize, leverage for investment and other purposes, such as for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the 1940 Act. As a result of the continuous offering of Common Shares and the quarterly repurchases of common shares pursuant to the Fund’s repurchase policy, the Fund’s leverage ratio will increase or decrease as a result of the changes in net assets attributable to common shares.

On November 11, 2020, the Fund entered into a prime brokerage agreement for margin financing with Pershing LLC as lender (the “Credit Agreement”). The Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bears interest at the overnight bank funding rate plus 75 basis points for an overnight time.

Annual Report | June 30, 2022	51

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

As of June 30, 2022, the Fund did not have an outstanding balance under the Credit Agreement. The Fund currently utilizes leverage through its outstanding Series A Preferred Stock. As of July 15, 2022, the Fund had outstanding 1,656,000 shares of Series A Preferred Stock. As of July 15, 2022, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Series A Preferred Stock was $41,400,000, which then represented approximately 39% of the Fund’s total assets (including assets attributable to the Fund’s leverage).

There is no assurance that the Fund will increase the amount of its leverage or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is also possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional Shares pursuant to the Fund’s prospectus, there could be an adverse impact on the return to Shareholders.

Under the 1940 Act, the Fund generally is not permitted to incur Borrowings unless immediately after the Borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount. Also, under the 1940 Act and as noted above, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). Upon the issuance of preferred stock, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Furthermore, the Fund is not permitted to declare any cash dividend or other distribution on its Shares, or repurchase its Shares, unless, at the time of such declaration or repurchase, the Borrowings have an asset coverage of at least 300% and the preferred stock has an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price (as the case may be). Any prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowing or purchase or redeem any outstanding shares of preferred stock to the extent necessary in order to maintain the required asset coverage. Holders of shares of preferred stock, including Series A Preferred Stock (“preferred shareholders”), voting separately, are entitled to elect two of the Fund’s directors. The remaining directors of the Fund are elected by Shareholders and preferred shareholders voting together as a single class. In the event the Fund would fail to pay dividends on its preferred stock for two years, the preferred shareholders would be entitled to elect a majority of the directors of the Fund.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

In addition to the requirements under the 1940 Act, the Fund is subject to various requirements and restrictions under its Series A Preferred Stock. The requirements and restrictions with respect to the Fund’s preferred stock, including the Series A Preferred Stock, may be more stringent than those imposed by the 1940 Act, which may include certain restrictions imposed by guidelines of one or more rating agencies which issue ratings for the Fund’s preferred stock; however, it is not anticipated that they will impede the Adviser from managing the Fund’s portfolio and repurchase policy in accordance with the Fund’s investment objective and policies. Nonetheless, in order to adhere to such requirements and restrictions, the Fund may be required to take certain actions, such as reducing its Borrowings and/or redeeming shares of its preferred stock, including Series A Preferred Stock, with the proceeds from portfolio transactions at what might be an in opportune time in the market. Such actions could incur transaction costs as well as reduce the net earnings or returns to Shareholders over time. In addition to other considerations, to the extent that the Fund believes that these requirements and restrictions would impede its ability to meet its investment objective or its ability to qualify as a regulated investment company, the Fund will not incur additional Borrowings or issue additional preferred stock.

In general, Borrowings may be at a fixed or floating rate and are typically based upon short-term rates. The Borrowings in which the Fund may incur from time to time may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. As noted above, the Fund may need to liquidate its investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage and segregation requirements (pursuant to the 1940 Act or otherwise). As the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Fund. The terms of the Fund’s Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. In addition, certain types of Borrowings may involve the rehypothecation of the Fund’s securities. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities issued by the Fund. Any Borrowing will likely be ranked senior or equal to all other Borrowings of the Fund and the rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will likely be senior to those of the Shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

Annual Report | June 30, 2022	53

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Due to the Fund’s issuance of Series A Term Preferred Stock, for tax purposes, the Fund is required to allocate net capital gain and other taxable income, if any, between the Shares and shares of the Series A Term Preferred Stock in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income was realized.

So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings or the proceeds from the issuance of preferred stock, including Series A Term Preferred Stock, exceeds the then-current interest or payment rate and other costs on such Borrowings or preferred stock, the Fund will generate more return or income than will be needed to pay such interest or dividend payments and other costs. In this event, the excess will be available to pay higher dividends to Shareholders. If the net rate of return on the Fund’s investments purchased with Borrowings or the proceeds from the issuance of preferred stock, including Series A Term Preferred Stock, does not exceed the costs of such Borrowings or preferred stock, the return to Shareholders will be less than if leverage had not been used. In such case, the Adviser, in its best judgment, nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Shareholders. In addition, the cost associated with any issuance and use of leverage is borne by the Shareholders and results in a reduction of the NAV of the Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee.

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Shares that if leverage is not used. In addition, the Adviser is paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser.

Effects of Leverage

Assuming the utilization of leverage through a combination of borrowings and the issuance of preferred stock by the Fund in the aggregate amount of approximately 36.67% of the Fund’s Managed Assets, at a combined interest or payment rate of 4.77% payable on such leverage, the return generated by the Fund’s portfolio (net of estimated non-leverage expenses) must exceed 1.75% in order to cover such interest or payment rates and other expenses specifically related to leverage. These numbers are merely estimates used for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-18.55%	-10.66%	-2.76%	5.13%	13.03%

Share total return is composed of two elements: the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying interest or other payments on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments. Figures appearing in the table are hypothetical. Actual returns may be greater or less than those appearing in the table.

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the Common Shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Various risk factors included below have been updated since the prior disclosure date to reflect certain updates.

Investment Strategy Risks:

Asset-Backed Securities Risks. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Alternative Credit default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Annual Report | June 30, 2022	55

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities, platform performance risk and liquidity risk.

CLO Risk. The Fund’s investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies. When investing in CLOs, the Fund may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, the Fund will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments the Fund makes in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

Closed-End Investment Companies Risk. The Fund invests in closed-end investment companies, including shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.

In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

BDCs are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Corporate Debt Risks. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P Global Ratings Services (“S&P”) or Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. An unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Credit and Interest Rate Analysis Risk. The Adviser is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information.

Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which the Fund purchases instruments, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

The interest rates on loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the loans may adversely impact the ability of the Fund to receive returns on its instruments that are commensurate with the risks associated with directly or indirectly owning such instruments. In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan.

Default Risk. The ability of the Fund to generate income through its investment in loans is dependent upon payments being made by the borrower underlying such instruments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Fixed Income Securities Risk. The Fund may invest in fixed income securities. Fixed income securities generally represent the obligation of an issuer to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. Fixed income risks include components of the following additional risks:

Annual Report | June 30, 2022	57

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. As a result of the credit profile of the borrowers and the interest rates on the Fund’s investment in loans, the delinquency and default experience on the these instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of the Fund’s investment in loans when analyzing an investment in the Shares.

High Yield Securities/Junk Bond Risk. The Fund may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

Government Risk. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall. All U.S. Government obligations are subject to interest rate risk.

Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of a shareholder’s investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. A rise in interest rates may negatively impact the Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage.

LIBOR Risk. The Fund’s investments, interest payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). In July of 2017, the head of the UK Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data ("SOFR") that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund or the Fund’s investments until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Sovereign Obligation Risk. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

Fraud Risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in the Fund’s lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

Funding Bank Risk. Multiple banks may originate loans for lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. The Fund is dependent on the continued success of the platforms that originate the Fund’s investment in loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

Annual Report | June 30, 2022	59

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Geographic Concentration Risk. The Fund is not subject to any geographic restrictions when investing in loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Fund’s investment in loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. In the event that a significant portion of the pool of the Fund’s investment in loans is comprised of loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the loans and could impact Fund performance. Further, the concentration of the loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Information Technology Risk. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of such loans and to service and administer loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters. The Adviser is also reliant on information technology to facilitate the loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of loans.

Investments in Platforms Risk. The platforms in which the Fund may invest may have a higher risk profile and be more volatile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments. The Fund may invest in listed or unlisted equity securities of platforms or make loans directly to the platforms. Investments in unlisted equity securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed equity securities. The success of a platform is dependent upon payments being made by the borrowers of loans originated by the platform. Any increase in default rates on a platform’s loans could adversely affect the platform’s profitability and, therefore, the Fund’s investments in the platform.

Illiquidity Risk. Alternative Credit investments generally have a maturity between six months to five years. Investors acquiring Alternative Credit investments and other Alternative Credit Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Alternative Credit investments and other Alternative Credit Instruments may not be registered under the Securities Act, and are not listed on any securities exchange. Accordingly, those Alternative Credit Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Alternative Credit investments and such other Alternative Credit Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Alternative Credit investments until maturity. The Fund may not be able to sell any of its Alternative Credit Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Alternative Credit Instruments may be adversely affected. Moreover, certain Alternative Credit Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The Fund may also invest without limitation in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets.

Limited Operating History of Platforms Risk. Many of the platforms, and alternative credit in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Alternative Credit and the long term outlook of the industry is uncertain. In addition, because Alternative Credit investments are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Market Discount. Common stock of closed-end funds frequently trades at a discount from its net asset value. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

Alternative Credit and Pass-Through Notes Risk. Alternative Credit Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds. There can be no assurance that payments due on underlying Alternative Credit investments will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

A substantial portion of the Alternative Credit in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Alternative Credit. With respect to Alternative Credit secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Alternative Credit.

Annual Report | June 30, 2022	61

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Furthermore, Alternative Credit may not contain any cross-default or similar provisions. To the extent an Alternative Credit investment does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Alternative Credit investment will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Alternative Credit investment. If a borrower first defaults on debt obligations other than the Alternative Credit investment, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Alternative Credit investment if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Alternative Credit investments from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on an Alternative Credit investment after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court.

As Pass-Through Notes generally are pass-through obligations of the operators of the lending platforms, and are not direct obligations of the borrowers under the underlying Alternative Credit investment originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Alternative Credit investment timely make all payments due from them. There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Alternative Credit Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Mortgage-Backed Securities Risks. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks.

Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

Collateralized Mortgage Obligations. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities, which utilize estimates of future economic conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. CMOs issued by private entities are not guaranteed by any government agency; if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Russia/Ukraine Market Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments. The inclusion of Russia/Ukraine Market Risk under the Risk Factors section is a material change since the prior disclosure date.

Pandemic Risk. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus, and since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. Although vaccines for COVID-19 have become more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Platform Concentration Risk. The Fund may invest 25% or more of its Managed Assets in Alternative Credit originated from one or a limited number of platform(s). A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund’s concentration in certain platforms may expose it to increased risk of default and loss on the Alternative Credit in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. In addition, the fewer platforms through which the Fund invests, the greater the risks associated with those platforms changing their arrangements will become.

Annual Report | June 30, 2022	63

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Preferred Stock Risk. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on U.S. preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Declining common stock values may also cause the value of the Fund’s investments in preferred stock to decline.

Prepayment Risk. Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Alternative Credit). In the event of a prepayment of the entire remaining unpaid principal amount of a loan, the Fund will receive such prepayment amount, but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Private Investment Funds Risk. The Fund, as a direct and indirect holder of securities issued by private investment funds, will bear a pro rata share of the vehicles’ expenses, including management and performance fees. The performance fees charged by certain private investment funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, private investment fund are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the private investment fund are not entitled to the protections of the 1940 Act.

Real Estate Investment Risk. The Fund invests in Real Estate Companies, such as REITs, which expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. In addition, to the extent a Real Estate Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses. Real Estate Companies may be subject to concentration risk, interest rate risk, leverage risk, illiquidity risk and regulatory risks associated with applicable domestic and foreign laws.

Regulatory and Other Risks Associated with Platforms and Alternative Credit. The platforms through which Alternative Credit are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. A failure to comply with the applicable laws, rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and result in the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to originate or service Alternative Credit or collect on Alternative Credit.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Alternative Credit industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including unfair or deceptive practices. Moreover, Alternative Credit generally are written using standardized documentation. Thus, many borrowers may be similarly situated in so far as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities. However, some borrower agreements contain arbitration provisions that would possibly limit or preclude class action litigation with respect to claims of borrowers.As noted above, each of the platforms through which the Fund may invest may adhere to a novel or different business model, resulting in uncertainty as to the regulatory environment applicable to a particular platform and the Fund.

If the platforms’ ability to be the assignee and beneficiary of a funding bank’s ability to export the interest rates, and related terms and conditions, permitted under the laws of the state where the bank is located to borrowers in other states was determined to violate applicable lending laws, this could subject the platforms to the interest rate restrictions, and related terms and conditions, of the lending or usury laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could materially and negatively impact the platforms’ operations and ability to operate, in which case they may be forced to terminate or significantly alter their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Fund.

In addition, numerous statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to enforce an Alternative Credit investment. It is possible that a period of adverse economic conditions resulting in high defaults and delinquencies on Alternative Credit will increase the potential bankruptcy risk to platforms and its related entities. The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms would likely seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally and alternative credit in particular also could impact the manner in which the alternative credit industry conducts its business. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and supervisory efforts to apply relevant laws, regulations and policies have become more intense.

Annual Report | June 30, 2022	65

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Risk of Adverse Market and Economic Conditions. Alternative Credit default rates, and Alternative Credit generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Alternative Credit may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on Alternative Credit to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall alternative credit industry.

Risks of Concentration in the Financials Sector. A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes. Thus, the Fund’s concentration in securities of companies within industries in the financial sector may make it more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

Risk of Inadequate Guarantees and/or Collateral of Alternative Credit. To the extent that the obligations under an Alternative Credit investment are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent an Alternative Credit investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Alternative Credit investment. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Alternative Credit investment, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan. If a borrower of a secured Alternative Credit investment enters bankruptcy, an automatic stay of all proceedings against such borrower’s property will be granted. This stay will prevent any recovery and liquidation of the collateral securing such loan, unless relief from the stay can be obtained from the bankruptcy court. There is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain.

Risk of Regulation as an Investment Company or an Investment Adviser. If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Alternative Credit investments, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Risks Associated with Recent Events in the Alternative Credit Industry. The alternative credit industry is heavily dependent on investors for liquidity and at times during the recent past, there has been some decreasing interest from institutional investors in purchasing Alternative Credit (due both to yield and performance considerations as well as reactions to platform and industry events described below), causing some platforms to increase rates. In addition, there is concern that a weakening credit cycle could stress servicing of Alternative Credit and result in significant losses.

In early 2016, concerns were raised pertaining to certain loan identification practices and other compliance related issues of LendingClub. Those resulted in top management changes at LendingClub and class action lawsuits being filed against LendingClub after its stock precipitously dropped, and as a result, increased volatility in the industry and caused some institutional investors to retrench from purchasing Alternative Credit Instruments, either from LendingClub specifically or in general with respect to any Alternative Credit Instruments. LendingClub entered into a settlement with the SEC in September 2018 related to these events. While the industry has stabilized after these events, the occurrence of any additional negative business practices involving an alternative credit platform, or the inability for alternative credit platforms to assure investors and other market participants of its ability to conduct business practices acceptable to borrowers and investors, may significantly and adversely impact the platforms and/or the alternative credit industry as a whole and, therefore, the Fund’s investments in Alternative Credit Instruments.

There has been increased regulatory scrutiny of the Alternative Credit industry, including in white papers issued by the U.S. Department of the Treasury and the OCC and in state investigations into Alternative Credit platforms. In addition, an increasing number of lawsuits have been filed in various states alleging that Alternative Credit platforms are the true lenders and not the funding banks. It is possible that litigation or regulatory actions may challenge funding banks’ status as a loan’s true lender, and if successful, platform operators or loan purchasers may become subject to state licensing and other consumer protection laws and requirements. If the platform operators or subsequent assignees of the loans were found to be the true lender of the loans, the loans could be void or voidable or subject to rescission or reduction of principal or interest paid or to be paid in whole or in part or subject to damages or penalties.

Servicer Risk. The Fund expects that all of its direct and indirect investments in loans originated by alternative credit platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund.

Small and Mid-Capitalization Investing Risk. The Fund may gain exposure to the securities of small capitalization companies, mid-capitalization companies and recently organized companies. For example, the Fund may invest in securities of alternative credit platforms or may gain exposure to other small capitalization, mid-capitalization and recently organized companies through investments in the borrowings of such companies facilitated through an alternative credit platform. Historically, such investments, and particularly investments in smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies.

Annual Report | June 30, 2022	67

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

SME Loans Risk. The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans. Certain SMEs may be unable to effectively access public equity or debt markets. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments.

Specialty Finance and Other Financial Companies Risk. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies.

Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries. Credit losses or mergers, acquisitions, or bankruptcies of financial firms could make it difficult for specialty finance and other financial companies to obtain financing on favorable terms or at all, which would seriously affect the profitability of such firms. Furthermore, accounting rule changes, including with respect to the standards regarding the valuation of assets, consolidation in the financial industry and additional volatility in the stock market have the potential to significantly impact specialty finance companies as well.

Specialty finance and other financial companies in general are subject to extensive governmental regulation, which may change frequently. Regulatory changes could cause business disruptions or result in significant loss of revenue to companies in which the Fund invests, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets and the Fund’s investments in specialty finance and other financial companies. Specialty finance and other financial companies in a given country may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by companies in the financial services industry. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls and price controls.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Under current regulations of the SEC, the Fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its gross revenues from securities brokerage, underwriting or investment management activities. In addition, the Fund may not acquire more than 5% of the outstanding equity securities, or more than 10% of the outstanding principal amount of debt securities, of any such company. This may limit the Fund’s ability to invest in certain specialty finance and other financial companies.

Banks may invest and operate in an especially highly regulated environment and are subject to extensive supervision by numerous federal and state regulatory agencies including, but not limited to, the Federal Reserve Board, the Federal Deposit Insurance Corporation and state banking authorities. Changes in regulations and governmental policies and accounting principles could adversely affect the business and operations of banks in which the Fund invests.

Savings institutions frequently have a large proportion of their assets in the form of loans and securities secured by residential real estate. As a result, the financial condition and results of operations of such savings institutions would likely be affected by the conditions in the residential real estate markets in the areas in which these savings institutions do business.

Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

The performance of the Fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.

SPAC Risks. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Annual Report | June 30, 2022	69

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The officers and directors of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. You should carefully consider these risks and uncertainties as well as the other information described in this Prospectus (as incorporated by reference) and in any applicable prospectus supplement before you decide whether to invest in the Fund. In addition, the SAI contains further information regarding the risks associated with an investment in the Fund. The risks in these documents are not the only risks that the Fund may face, and the Fund may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of these risks occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Student Loans Risk. In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Valuation Risk. Many of the Fund’s investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board of Directors. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Tax Risk. The treatment of Alternative Credit and other Alternative Credit Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the alternative credit industry. Investors should consult their tax advisors as to the potential tax treatment of Shareholders.

The Fund intends to elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests. The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, the Fund intends to primarily invest in whole loans originated by alternative credit platforms. The Fund has taken the position that the issuer of such loans will be the identified borrowers in the loan documentation. The IRS, however, could disagree and successfully assert that the alternative credit platforms should be viewed as the issuer of the loans. If the IRS prevailed, the Fund would need to determine whether treating the alternative credit platforms as the issuer would cause the Fund to fail the regulated investment company diversification tests. If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to shareholders would not be deductible by the Fund in computing its taxable income.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Structural and Market-Related Risks:

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV.

Controlling Shareholder Risk. The Shares may be held by a Shareholder, such as a RiverNorth Fund, or a group of Shareholders that may own a significant percentage of the Fund for an indefinite period of time. As long as a RiverNorth Fund holds a substantial amount of the Fund’s Shares, it may be able to exercise a controlling influence in matters submitted to a vote of Shareholders. The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, the Adviser is the investment adviser of the Fund and each of the RiverNorth Funds. Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Distribution Policy Risks. The Fund currently intends to make distributions to common shareholders on a monthly basis in an amount equal to 10% annually of the Fund’s NAV per Common Share. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. The Fund’s distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

A portion or all of any distribution of the Fund may consist of a return of capital. A return of capital represents the return of a shareholder’s original investment in the Common Shares and should not be confused with a dividend from profits and earnings. Such distributions are generally not treated as taxable income for the investor. Instead, shareholders will experience a reduction in the basis of their Common Shares, which may increase the taxable capital gain, or reduce capital loss, realized upon the sale of such Common Shares. Upon a sale of their Common Shares, shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the shareholder and the shareholder’s federal income tax basis in the Common Shares sold, as adjusted to reflect return of capital. It is possible that a return of capital could cause a shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company. Depending upon the income of the Fund, such a year-end distribution may be taxed as ordinary income to investors.

Annual Report | June 30, 2022	71

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful.

Liquidity Risks. Although the Shares are listed on the NYSE, there might be no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. In addition, although the Fund conducts quarterly repurchase offers of its Shares, there is no guarantee that all tendered Shares will be accepted for repurchase or that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed.

Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy, as defined below). The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

Management Risk and Reliance on Key Personnel. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of an alternative credit platform or individual security in which the Fund invests may prove to be incorrect. In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser, some of whom have unique talents and experience and would be difficult to replace.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Potential Conflicts of Interest. The Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and as a result, may face conflicts of interest regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment. The Adviser may also have incentives to favor one account over another due to different fees paid to such accounts. While the Adviser has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of fees paid to the Adviser, creating a financial incentive for the Adviser to leverage the Fund.

Regulation as Lender Risk. The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in Alternative Credit and certain Alternative Credit Instruments. In addition, although in most cases the Fund is not currently required to hold a license in connection with the acquisition and ownership of Alternative Credit, certain states require (and other states could in the future take a similar position) that lenders under alternative credit platforms or holders of Alternative Credit investments be licensed. Such a licensing requirement could subject the Fund to a greater level of regulatory oversight by state governments as well as result in additional costs for the Fund. If required but unable to obtain such licenses, the Fund may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required. To the extent required or determined to be necessary or advisable, the Fund intends to obtain such licenses in order to pursue its investment strategy.

Repurchase Policy Risks. Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

Annual Report | June 30, 2022	73

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan“) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings may put downward pressure on the market price for such shares.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Other Investment-Related Risks:

Equity Securities Risks. Equity securities are subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Fund may have exposure. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Exchange-Traded Note Risks. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. There may be restrictions on the Fund’s right to liquidate its investment in an ETN prior to maturity (for example, the Fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.

Investment Company Risks. The Fund will incur higher and additional expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices or operations of such other investment companies. To the extent that the Fund invests in one or more investment companies that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the performance of such investment companies, and that of the Fund, may be more volatile than investment companies that do not concentrate in a particular industry. The investment companies in which the Fund invests are not subject to the Fund’s investment policies and restrictions.

The ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs. ETFs may not be able to match or outperform their benchmarks. The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one investment company to 3% of such company’s outstanding voting stock. However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in certain ETFs in excess of the limits set forth in the 1940 Act subject to the terms and conditions set forth in such exemptive orders.

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Annual Report | June 30, 2022	75

RiverNorth Specialty Finance Corporation
Directors & Officers	June 30, 2022 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2024. Has served since 2015.	Founder, Special Counsel, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present).	11	Carillon Mutual Funds (14 funds) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

76	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Directors & Officers	June 30, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Director	Current term expires in 2022. Has served since 2019.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present).

Annual Report | June 30, 2022	77

RiverNorth Specialty Finance Corporation
Directors & Officers	June 30, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John S. Oakes (1943)	Director	Current term expires in 2024. Has served since 2015.	Currently retired; Principal, Financial Search and Consulting (a recruiting and consulting firm) 2013 to 2017).	11	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

78	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Directors & Officers	June 30, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2022. Has served since 2018.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present); ALPS Variable Investment Trust (7 funds) (2006 to present).

[1]	The mailing address of each Director is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Specialty Finance Corporation.

Annual Report | June 30, 2022	79

RiverNorth Specialty Finance Corporation
Directors & Officers	June 30, 2022 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Current term expires in 2023. Has served since 2015.	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	11	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

80	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Directors & Officers	June 30, 2022 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Jerry R. Raio (1964)[4]	Interested Director	Current term expires in 2023. Has served since 2018.	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Qudos Technologies (2019 to present); Quantify Crypto (2021 to present); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	8	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

Annual Report | June 30, 2022	81

RiverNorth Specialty Finance Corporation
Directors & Officers	June 30, 2022 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since inception.	Chief Compliance Officer, RiverNorth Capital Management, LLC (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since inception.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

[1]	The mailing address of each Director and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
2.	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Specialty Finance Corporation.
3.	Patrick W. Galley is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Fund and Chief Executive Officer and Chief Investment Officer of the Fund’s investment adviser.
4.	Jerry Raio is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because of his current position as a director of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Directors & Officers	June 30, 2022 (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

Annual Report | June 30, 2022	83

RiverNorth Specialty Finance Corporation
Additional Information	June 30, 2022 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be filed within 60 days of the end of the quarter. The Fund's Form N-PORT are available on the SEC's website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

UNAUDITED TAX INFORMATION

The RiverNorth Closed End Funds designated the following for federal income tax purposes for the year ended June 30, 2022:

Foreign Taxes Paid	Foreign Source Income
$0	$0

Tax-Exempt Percentage
RiverNorth Doubleline Strategic Opportunity	0.00%
RiverNorth Opportunistic Municipal Fund	96.47%
RiverNorth Managed Duration Municipal Income	96.48%
RiverNorth Flexible Municipal Income Fund	96.49%
RiverNorth Flexible Municipal Income II Fund	95.52%
RiverNorth Managed Duration Municipal Income II	97.64%
RiverNorth Specialty Finance Corp	0.00%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2021, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Specialty Finance Corp.	5.94%	6.03%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth Specialty Finance Corporation
Additional Information	June 30, 2022 (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Opportunistic Municipal Income Fund designated $8,787,915 as long-term capital gain dividends.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Managed Duration Municipal Income Fund designated $5,491,671 as long-term capital gain dividends.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Flexible Municipal Income Fund designated $5,861,372 as long-term capital gain dividends.

Annual Report | June 30, 2022	85

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

John S. Oakes

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Investment Adviser

RiverNorth Capital Management, LLC

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodians

State Street Bank and Trust Company

Millennium Trust Company

Independent Registered

Public Accounting Firm

KPMG LLP

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the

RiverNorth Specialty Finance Corporation. This report is

not intended for distribution to prospective investors in the Fund,

unless preceded or accompanied by an effective prospectus.

(b)	Not Applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant's Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant's "audit committee financial expert." Mr. Hutchens is "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant's fiscal years ended June 30, 2022 and June 30, 2021 the aggregate fees billed for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $91,000 and $75,000, respectively.

(b)	Audit-Related Fees: For the registrant's fiscal years ended June 30, 2022 and June 30, 2021, the aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant's fiscal years ended June 30, 2022 and June 30, 2021, the aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $9,200 and $8,300, respectively. This fee is comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant's fiscal years ended June 30, 2022 and June 30, 2021, the aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee's designee pursuant to the Audit Committee's Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2022 and June 30, 2021 were $0 and $0, respectively. For the fiscal years ended June 30, 2022 and June 30, 2021, KPMG did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	A Summary Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form, and additional details are provided in the Schedule of Investments attached as Exhibit 13(d) hereto. Additionally attached as Exhibit 13(e) is the opinion rendered by KPMG, the fund's independent registered public accounting firm.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the fund invests exclusively in non-voting securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

Rivernorth Capital Management LLC (the "Adviser")

Patrick W. Galley, CFA is a co-portfolio manager of the Fund. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the firm's research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank's Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Janae Stanton is a co-portfolio manager of the Fund. Ms. Stanton joined RiverNorth in 2016 and serves as a Credit & Portfolio Risk Manager for the Adviser. Janae is responsible for quantitative portfolio analysis and asset valuation of the firm's marketplace lending strategy assets, with a focus on building proprietary default and prepayment models. Prior to joining RiverNorth, Janae was a Senior Risk Analyst at a marketplace lending platform, where she was responsible for managing loss expectations, monitoring and reporting credit risk, and providing product recommendations to improve profitability. Janae began her career in the Multifamily Division at Freddie Mac in McLean, VA, where she focused on multifamily mortgages, including multifamily mortgage-backed securities. Janae graduated from Central Michigan University with a B.S. in Finance.

Compensation of Portfolio Managers

Mr. Galley's and Ms. Stanton's total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The performance bonus reflects individual performance and the performance of the Adviser's business as a whole. Mr. Galley and Ms. Stanton also participate in a 401K program on the same basis as other employees of the Adviser.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	Over $1,000,000
Janae Stanton	$0 - $10,000

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although the portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed

As of June 30, 2022, the portfolio managers of the Fund were responsible for the management of the following other accounts (in addition to the Fund):

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2022
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	12 $4.23 Billion	0 $0	4 $929 Million	4 $929 Million	4 $81.46 Million	4 $81.46 Million
Janae Stanton	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 7/1/21 – 7/31/21*	227,380	$20.11	227,380	-
Month #2 8/1/21 – 8/31/21	-	-	-	-
Month #3 9/1/21 – 9/31/21	-	-	-	-
Month #4 10/1/21 – 10/31/21^	216,201	$20.20	216,201	-
Month #5 11/1/21 – 11/31/21	-	-	-	-
Month #6 12/1/21 – 12/31/21	-	-	-	-
Month #7 1/1/22 – 1/31/22**	205,523	19.92	205,523	-
Month #8 2/1/22 – 2/28/22	-	-	-	-
Month #9 3/1/22 – 3/31/22	-	-	-	-
Month #10 4/1/22 – 4/30/22^^	195,237	19.31	195,237	-
Month #11 5/1/22 – 5/31/22	-	-	-	-
Month #12 6/1/22 – 6/30/22	-	-	-	-
Total	844,341	19.90	844,341	-

*	The Fund issued a repurchase offer June 7, 2021. The repurchase offer enabled up to 227,380 shares to be redeemed by shareholders. The repurchased shares were paid out at the July 8, 2021 net asset value per share. The repurchase offer expired on July 7, 2021.
^	The Fund issued a repurchase offer September 6, 2021. The repurchase offer enabled up to 216,201 shares to be redeemed by shareholders. The repurchased shares were paid out at the October 7, 2021 net asset value per share. The repurchase offer expired on October 6, 2021.
**	The Fund issued a repurchase offer December 6, 2021. The repurchase offer enabled up to 205,523 shares to be redeemed by shareholders. The repurchased shares were paid out at the January 5, 2022 net asset value per share. The repurchase offer expired on January 6, 2022.
^^	The Fund issued a repurchase offer March 7, 2022. The repurchase offer enabled up to 195,237 shares to be redeemed by shareholders. The repurchased shares were paid out at the April 7, 2022 net asset value per share. The repurchase offer expired on April 8, 2022.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

(d)	The Schedule of Investments is attached hereto.

(e)	Opinion of KPMG is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	RiverNorth Specialty Finance Corporation

By:	/s. Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s. Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 8, 2022

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt,
Title:	Chief Financial Officer and Treasurer

Date:	September 8, 2022